SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Short Duration Fund
Effective August 1, 2017, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund's prospectus.
Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.
Rick Smith, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Thomas J. Sweeney, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Jeff Morton, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.

Effective August 1, 2017, the following information replaces the existing disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus:
Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.
■	Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
■	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
■	Head of US High Yield Bonds: New York.
■	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.
Rick Smith, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined Deutsche Asset Management in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.
■	Senior Portfolio Manager: New York.
■	BA in Economics, Vassar College; MBA in Finance, Vanderbilt University.
Thomas J. Sweeney, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined Deutsche Asset Management in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.
■	Portfolio Manager / Structured Finance Sector Head: New York
■	BS in Computer Science, Rutgers College.
Jeff Morton, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined Deutsche Asset Management in 2011 with 13 years of industry experience. Prior to joining, he served as a Portfolio Manager at Fischer Francis Trees and Watts. Previously, he worked as a Vice President at Credit Suisse and at Blackrock.
■	Fixed Income Portfolio Manager: New York.
■	BS in Major Industrial Management and Economics, Carnegie Mellon University.

Please Retain This Supplement for Future Reference
July 25, 2017
PROSTKR-922